BLACKROCK FUNDS III
BlackRock LifePath Dynamic® 2030 Fund
BlackRock LifePath Dynamic® 2035 Fund
BlackRock LifePath Dynamic® 2040 Fund
BlackRock LifePath Dynamic® 2045 Fund
BlackRock LifePath Dynamic® 2050 Fund
BlackRock LifePath Dynamic® 2055 Fund
BlackRock LifePath Dynamic® 2060 Fund
BlackRock LifePath Dynamic® 2065 Fund
BlackRock LifePath Dynamic® 2070 Fund
(each, a “Fund” and collectively, the “Funds”)
Supplement dated February 24, 2026 to the Prospectuses of each Fund, as amended
Effective on or about June 1, 2026, certain Funds will begin to implement a revised target asset allocation that will incorporate a higher equity allocation, beginning 30 years from the target retirement date. Within the updated glidepath, equity exposure will be increased (relative to current equity exposure) beginning 30 years before retirement by up to approximately 6%, depending on the vintage of the Fund. The equity exposure at retirement remains unchanged. Accordingly, the following changes are made to each Fund’s Prospectus, as applicable:
The glide path chart and target allocation table in the section of each Fund’s Prospectus entitled “Fund Overview — Key Facts About [the Fund] — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Equity & equity-like allocation (%)
45
40
35
30
25
20
15
10
5
0
Retirement/Terminal
Years to Retirement

The following table lists the target allocation by years until retirement:

Years Until Retirement	Equity Funds (Includes REITs)[1]	Fixed‑Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	96%	4%
20	90%	10%
15	81%	19%
10	71%	29%
5	59%	41%
0	40%	60%

[1]
BFA may adjust the allocation to equity and fixed-income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

Shareholders should retain this Supplement for future reference.
PR2‑LPD‑0226SUP

2